UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 CARTER BANKSHARES, INC. (Name of Registrant as Specified in its Charter) N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously by preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

www.investorvote.com/CARE Step 1: Go to www.investorvote.com/CARE. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/CARE or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice 049OZB Important Notice Regarding the Availability of Proxy Materials for the Carter Bankshares, Inc. Shareholder Meeting to be Held on May 27, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders of Carter Bankshares, Inc. (the “Annual Meeting”) are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement, Proxy Card, and Annual Report to Shareholders for the year ended December 31, 2025 are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. You will not otherwise receive a paper or email copy. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 15, 2026 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 1:00 am, Eastern Time, on May 27, 2026.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/CARE. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Carter Bankshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 15, 2026. The Carter Bankshares, Inc. (the “Company”) Annual Meeting of Shareholders will be held on May 27, 2026 at New College Institute, 191 Fayette St., Martinsville, Virginia 24112 at 10:00 am, Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. Election of Directors to serve until the 2027 annual meeting of shareholders: 01 – Michael R. Bird 02 – Kevin S. Bloomfield 03 – Robert M. Bolton 04 – Gregory W. Feldmann 05 – James W. Haskins 06 – Phyllis Q. Karavatakis 07 – Jacob A. Lutz, III 08 – Catharine L. Midkiff 09 – Curtis E. Stephens 10 – Litz H. Van Dyke 11 – Elizabeth L. Walsh 2. To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement. 3. To ratify the appointment of the independent registered public accounting firm of Crowe LLP as the independent auditors of the Company for the fiscal year ending December 31, 2026. Note: To transact such other business as may be properly brought before the meeting or any adjournment thereof. The Board of Directors at the present knows of no other business to be presented at the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice